UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 28, 2006

Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania		15222-5479

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(412) 394-2800

N/A

(Former name or former address, if changed since last report).
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
L. Patrick Hassey, Chairman, President and Chief Executive Officer, will speak at the Bear Stearns Second Annual Commodities and Capital Goods Conference in New York, NY, on November 29, 2006. Mr. Hassey’s remarks and presentation slides will be publicly available at 10:30 a.m. on November 29, 2006 on the Company’s website, www.alleghenytechnologies.com under the Investor tab.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED
By:	/s/ Jon D. Walton
Jon D. Walton
Executive Vice President, Human Resources, Chief Legal and Compliance Officer

Dated: November 28, 2006